UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 6, 2006

ITRONICS INC.

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                                     Texas                                         33-18582                            75-2198369

                  (State or other jurisdiction                        (Commission File                      (IRS Employer

                          of incorporation)                                    Number)                           Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                 89509

                          (Address of Principal Executive Offices)                                Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

On June 6, 2006 the Company announced a 50% increase in GOLD’n GRO Fertilizer Division sales for the first two months of the second quarter of 2006 and an increase of 39% in Fertilizer Division sales for the first five months of 2006.

Item 9.01 Financial Statements and Exhibits

Exhibits:

99.1 Press Release dated June 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                             ITRONICS INC.

                                                                                                 (Registrant)

Date: June 12, 2006                                                                     By: /S/ John W. Whitney

                                                                                                         John W. Whitney

                                                                                                         President, Treasurer and Director

                                                                                                         (Principal Executive and Financial

                                                                                                         Officer)